Exhibit 32.1

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002



     In connection with the Quarterly Report of AmBase Corporation (the "Issuer") on Form 10-Q for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard A. Bianco, Chief Executive Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of
Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



/s/ Richard A. Bianco
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Richard A. Bianco
Chairman, President and Chief Executive Officer
(Chief Executive Officer)
AmBase Corporation
November 14, 2005